1 Array Technologies 1Q 2022 Earnings Call May 10, 2022

2 Disclaimer Forward-Looking Statements and Other Information This presentation contains forward-looking statements, as the term is used within federal securities laws. All statements other than those of historical fact which appear in this presentation, including (without limitation) statements regarding our future results, financial positions, operations, business strategies, plans, objectives, expectations, intentions, and predictions, are forward-looking statements. Additional indicators that a statement is forward-looking may include the use of descriptors or qualifiers, such as: “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Important factors that could cause actual results to differ materially from our expectations include: (i) if demand for solar energy projects does not continue to grow or grows at a slower rate than we anticipate, our business will suffer; (ii) the viability and demand for solar energy are impacted by many factors outside of our control, which makes it difficult to predict our future prospects; (iii) a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment, could harm our business and negatively impact revenue, results of operations and cash flow; (iv) a drop in the price of electricity derived from the utility grid or from alternative energy sources may harm our business, financial condition, results of operations and prospects; (v) defects or performance problems in our products could result in loss of customers, reputational damage and decreased revenue, and we may face warranty, indemnity and product liability claims arising from defective products; (vi) an increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets could make it difficult for customers to finance the cost of a solar energy system and could reduce the demand for our products; (vii) existing electric utility industry policies and regulations, and any subsequent changes, may present technical, regulatory and economic barriers to the purchase and use of solar energy systems, which may significantly reduce demand for our products or harm our ability to compete; (viii) the interruption of the flow of materials from international vendors could disrupt our supply chain, including as a result of the imposition of additional duties, tariffs and other charges on imports and exports; (ix) changes in the U.S. trade environment, including the imposition of import tariffs, could adversely affect the amount or timing of our revenues, results of operations or cash flows; (x) the reduction, elimination or expiration of government incentives for, or regulations mandating the use of, renewable energy and solar energy specifically could reduce demand for solar energy systems and harm our business; (xi) if we fail to, or incur significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights, our business and results of operations could be materially harmed; (xii) we may need to defend ourselves against third-party claims that we are infringing, misappropriating or otherwise violating others’ intellectual property rights, which could divert management’s attention, cause us to incur significant costs and prevent us from selling or using the technology to which such rights relate; (xiii) significant changes in the cost of raw materials could adversely affect our financial performance; (xiv) we are dependent on transportation and logistics providers to deliver our products in a cost efficient manner, and disruptions to transportation and logistics, including increases in shipping costs, could adversely impact our financial condition and results of operations; (xv) the requirements of being a public company may strain our resources, divert management’s attention and affect our ability to attract and retain qualified board members and officers; (xv) we face risks related to actual or threatened health epidemics, such as the COVID-19 pandemic, and other outbreaks, which could significantly disrupt our manufacturing and operations; (xvii) provisions in our certificate of incorporation and our bylaws may delay or prevent a change of control; (xviii) our integration of STI Norland; (xix) the ongoing conflict in Ukraine; and (xx) on March 25, 2022, the Department of Commerce initiated a circumvention inquiry on the anti-dumping duty and countervailing duty orders related to crystalline silicone photovoltaic cells, which inquiry presents risks and uncertainty that are difficult to predict; if demand for solar energy projects does not continue to grow or grows at a slower rate than we anticipate, our business will suffer; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment, could harm our business and negatively impact revenue, results of operations and cash flows. These forward-looking statements are only predictions. They relate to future events, performance, and variables, and involve risks and uncertainties both known and unknown. It is possible that levels of activity, performance or achievements will materially differ from what is implied by the forward-looking statements contained within this presentation and associated materials and explication. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward- looking statements as guarantees of future events, or implications of certainty. The forward-looking statements in this presentation represent our expectations as of the date the presentation was created. We anticipate that subsequent events and developments will cause our expectations to change. We undertake no obligation to update any forward-looking statement to reflect events or developments after the date on which the statement is made or to reflect the occurrence of unanticipated events except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date after the date of this presentation. Non-GAAP Financial Information This presentation includes unaudited financial measures that exclude items and therefore are not in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA and Adjusted Net Income. We define Adjusted EBITDA as net income (loss) plus (i) interest expense, (ii) other (income) expense, (iii) income tax expense (benefit), (iv) depreciation expense, (v) amortization of intangibles, (vi) equity based compensation, (vii) remeasurement of the fair value of contingent consideration, (viii) ERP implementation costs, (ix) certain legal expense, and (x) other costs. We define Adjusted Net Income as net income (loss) plus (i) amortization of intangibles, (ii) amortization of debt discount and issuance costs (iii) preferred dividend accretion (iv) equity based compensation, (v) remeasurement of the fair value of contingent consideration, (vi) ERP implementation costs, (vii) certain legal expense, (viii) other costs, and (ix) income tax (expense) benefit of adjustments. A detailed reconciliation between GAAP results and results excluding special items (“non-GAAP”) is included within this presentation. We present non-GAAP measures when we believe that the additional information is useful and meaningful to investors. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the Appendix for the reconciliations of certain non-GAAP financial measures to the comparable GAAP measures. Market and Industry Data This presentation also contains information regarding our market and our industry that is derived from third-party research and publications. That information may rely upon a number of assumptions and limitations, and we have not independently verified its accuracy or completeness.

3 Introduction Kevin Hostetler

4 Array – Early Observations …but execution will be keyArray has the fundamentals… Global Renewable Energy Transition Utility scale solar is at the forefront of the shift to renewable sources of energy Array’s Position in the Solar Industry Array’s differentiated products, bankability and asset light model position it for success in the industry ► Industry-wide challenges remain, and we must execute despite them ► Control what is controllable and build cyclical resistance o Tightly manage volatile cost inputs through pricing o Align SG&A to new volume levels o Differentiate from our competitors o Build lasting partnerships with customers and suppliers

5 Financial Update Nipul Patel

6 1Q 2022 Financial Results Three Months Ended March 31, ($ in millions, except EPS Data) 2022 2021 Y/Y Revenue $300.6 $248.2 +$52.4 Gross margin 8.8% 18.6% (9.8%) Net income (loss) to Common Shareholders ($33.7) $4.6 ($38.3) Diluted EPS ($0.23) $0.04 ($0.27) Adjusted EBITDA(1) $0.7 $36.6 ($35.9) Adjusted net income (loss)(1) ($3.0) $25.3 ($28.3) Adjusted EPS(1) ($0.02) $0.20 ($0.22) Free Cash Flow(2) ($52.5) ($42.7) ($9.8) ► Revenue up 21% from addition of STI Norland business; Q1 2021 contained $40 million of ITC related orders ► Gross margin down from 18.6% to 8.8% on expected lower margin in the legacy Array business; higher costs in STI for construction and logistics ► Adjusted EBITDA decreased to $0.7 million due to lower gross margins and higher SG&A ► Use of cash expected in the quarter; driven by the net loss coupled with a working capital increase (1) See Appendix for reconciliation of non-GAAP measures to the closest GAAP measure (2) Free Cash Flow calculated as cash from (used in) operating activities less CAPEX 1Q Snapshot Y/Y Comparison

7 AD/CVD Update ► Proximity of investigation announcement to our prior earnings call left us unable to estimate the potential risk with any degree of precision ► Completed project by project review over the last several weeks Timeline & Process Impact to the Industry(1) Impact to Array What we are doing ► 83% of industry respondents to a survey noted their projects have had their module supply cancelled or delayed ► 80% of domestic manufacturer respondents expect severe or devasting impact to business ► One of the largest providers of trackers for Utility Scale projects - so we will be impacted ► Estimate that $225 - $250 million of revenue related to projects originally scheduled to deliver in 2022 will now push to 2023 ► Have been working intently with industry partners to educate legislators and administration officials on the negative impacts of this investigation ► Array supports a more robust domestic source of modules, but the industry needs stability (1) Based on SEIA survey results from April 26, 2022

8 FY2022 Guidance Update (1) A reconciliation of projected adjusted EBITDA and adjusted net income per share, which are forward-looking measures that are not prepared in accordance with GAAP, to the most directly comparable GAAP financial measures, is not provided because we are unable to provide such reconciliation without unreasonable effort. The inability to provide a quantitative reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the components of the applicable GAAP measures and non-GAAP adjustments may be recognized. The GAAP measures may include the impact of such items as non-cash share-based compensation, revaluation of the fair-value of our contingent consideration, amortization of intangible assets and the tax effect of such items, in addition to other items we have historically excluded from adjusted EBITDA and adjusted net income per share. We expect to continue to exclude these items in future disclosures of these non-GAAP measures and may also exclude other similar items that may arise in the future (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments are inherently unpredictable as to if or when they may occur. As such, for our 2022 outlook, we have not included estimates for these items and are unable to address the probable significance of the unavailable information, which could be material to future results. Revenue $1.30 billion to $1.50 billion Adjusted EBITDA(1) $120 million to $140 million Adjusted net income per common share(1) $0.25 to $0.35 Full Year Ending December 31, 2022 ► $240 million revenue impact from AD/CVD investigation ► Adjusted SG&A between $25 million to $28 million per quarter ► Effective Tax Rate: 26% ► Fx Rates: Euro to USD 1.12 | Euro to BRL 5.3 ► Diluted Shares Outstanding at December 31, 2022: 151 million Planning Assumptions Company Specifics Legacy Array STI Norland Revenue $0.95 billion to $1.05 billion $350 million to $450 million Gross Margin Mid Teens High Teens

9 Appendix

10 Adjusted EBITDA Reconciliation ($ in millions) Adjusted EBITDA (a) Represents certain legal fees and other related costs associated with (i) a patent infringement action against a competitor for which a judgement has been entered in our favor and successful defense of a related matter and (ii) a pending action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets, and (iii) actions filed against the company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (b) Represents fees related to the acquisition of STI Norland (c) For the three months ended March 31, 2022, other costs represent costs associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate to repeat in the future. For the three months ended March 31, 2021, other costs represent (i) $3.2 million of logistics charges incurred primarily due to weather events and port issues which we do not expect to incur in the future (ii) certain costs associated with our follow-on offerings of $2.4 million, (iii) certain professional fees and payroll related costs which we do not expect to incur in the future of $1.2 million. Three Months Ended March 31, 2022 2021 Net (loss) Income to common shareholders $ (33,660) $ 4,576 Preferred dividends and accretion 11,606 — Other expense, net (4,606) (78) Interest expense 6,942 9,009 Income tax expense (12,443) 1,698 Depreciation expense 588 604 Amortization of intangibles 22,553 5,877 Equity-based compensation 4,508 7,911 Contingent consideration (3,731) 148 Legal expense(a) 1,046 44 M&A(b) 5,588 Other costs (c) 2,346 6,815 Adjusted EBITDA $ 737 $ 36,604

11 Adjusted Net Income Reconciliation Adjusted Net Income ($ in millions) (a) Represents certain legal fees and other related costs associated with (i) a patent infringement action against a competitor for which a judgement has been entered in our favor and successful defense of a related matter and (ii) a pending action against a competitor in connection with violation of a non-competition agreement and misappropriation of trade secrets, and (iii) actions filed against the company and certain officers and directors alleging violations of the Securities Exchange Acts of 1934 and 1933. We consider these costs not representative of legal costs that we will incur from time to time in the ordinary course of our business. (b) Represents fees related to the acquisition of STI Norland. (c) For the three months ended March 31, 2022, other costs represents costs associated with the transition of CEOs as well as other one-time payroll related costs that we do not anticipate to repeat in the future.. For the three months ended March 31, 2021, other costs represent (i) $3.2 million of logistics charges incurred primarily due to weather events and port issues which we do not expect to be a part of our on-going operations (ii) certain costs associated with our follow-on offering of $2.4 million, (iii) certain professional fees and payroll related costs which we do not expect to incur in the future of $1.2 million. (d) Represents the estimated tax impact of all Adjusted Net Income add-backs, excluding those which represent permanent differences between book versus tax. Three Months Ended March 31, 2022 2021 Net (loss) income to common shareholders $ (33,660) $ 4,576 Amortization of intangibles 22,553 5,877 Amortization of debt discount and issuance costs 1,710 3,586 Preferred dividend accretion 5,353 — Equity based compensation 4,508 7,911 Contingent consideration (3,731) 148 Legal expense(a) 1,046 44 M&A (b) 5,588 — Other costs(c) 2,346 6,815 Income tax expense of adjustments(d) (8,671) (3,612) Adjusted Net Income $ (2,958) $ 25,345